                                                                    Exhibit 23.2


                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of General Roofing Services, Inc. ("GRS") on Form S-1 of our report dated May 26, 1998, on the financial statement of GRS appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Miami, Florida


July 28, 1998

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of General Roofing Services, Inc. on Form S-1 of our report dated December 12, 1997, January 20, 1998 as to the final paragraph of Note 6, and February 16, 1998 as to Note 11 on the combined financial statements of GRI of South Florida, Inc., GRI of Orlando, Inc., GRI of West Florida, Inc. and Dakota Leasing, Inc., appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Miami, Florida


July 28, 1998

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of General Roofing Services, Inc. on Form S-1 of our report dated May 15, 1998, on the combined financial statements of Harrington - Scanlon Roofing Company, Inc., appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Dallas, Texas


July 28, 1998

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of General Roofing Services, Inc. on Form S-1 of our report dated April 10, 1998 and May 20, 1998 as to the first paragraph of Note 12, on the combined financial statements of Advanced Roofing, Inc., Advanced Leasing, Inc., K&M Warehouse, Inc. and Hi-Rise Crane, Inc. appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Miami, Florida


July 28, 1998

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of General Roofing Services, Inc. on Form S-1 of our report dated April 27, 1998 and May 12, 1998 as to Note 12, on the combined financial statements of Specialty Associates, Inc. and Affiliate, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Dallas, Texas


July 28, 1998

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of General Roofing Services, Inc. on Form S-1 of our report dated October 31, 1997 and May 8, 1998 as to Note 11, on the financial statements of Register Contracting Company, Inc., appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Jacksonville, Florida


July 28, 1998

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of General Roofing Services, Inc. on Form S-1 of our report dated May 8, 1998 and May 13, 1998 as to Note 13, on the financial statements of Slavik, Butcher and Baecker Construction Company, Inc., appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Atlanta, Georgia


July 28, 1998

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of General Roofing Services, Inc. on Form S-1 of our report dated April 23, 1998 and May 13, 1998 as to Note 11, on the financial statements of Anthony Roofing, Ltd., appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Dallas, Texas


July 28, 1998

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of General Roofing Services, Inc. on Form S-1 of our report dated April 30, 1998 and May 19, 1998 as to Note 12, on the financial statements of Five-K Industries, Inc. and Subsidiary, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Atlanta, Georgia


July 28, 1998

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of General Roofing Services, Inc. on Form S-1 of our report dated April 29, 1998 and May 13, 1998 as to Note 12, on the financial statements of Wright-Brown Roofing Company, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Atlanta, Georgia


July 28, 1998

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of General Roofing Services, Inc. on Form S-1 of our report dated May 19, 1998, on the financial statements of Cyclone Roofing Company, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Atlanta, Georgia


July 28, 1998

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of General Roofing Services, Inc. on Form S-1 of our report dated April 23, 1998 and May 12, 1998 as to Note 11, on the financial statements of Blackmore and Buckner Roofing, Inc., appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Atlanta, Georgia


July 28, 1998

                         INDEPENDENT AUDITORS' CONSENT

         We consent to the use in this Registration Statement of General Roofing Services, Inc. on Form S-1 of our report on the 1995, 1996 and 1997 combined financial statements of C.E.I. Roofing, Inc., C.E.I. Florida, Inc. and C.E.I. West Roofing Company, Inc., dated February 18, 1998, except for Note
13, as to which the date is May 13, 1998, appearing in the Prospectus, which is part of this Registration Statement.

         We also consent to the reference to us under the heading "Experts" in such Prospectus.


BELEW AVERITT LLP
Dallas, Texas


July 28, 1998

                         INDEPENDENT AUDITORS' CONSENT

         We consent to the use in this Registration Statement of General Roofing Services, Inc. on Form S-1 of our report on the 1996 and 1995 financial statements of Anthony Roofing, Ltd., dated May 22, 1998, appearing in the Prospectus, which is part of this Registration Statement.

         We also consent to the reference to us under the heading "Experts" in such Prospectus.


DUGAN & LOPATKA CPAs, PC
Wheaton, Illinois


July 28, 1998

                         INDEPENDENT AUDITORS' CONSENT

We hereby consent to the use in the Registration Statement of General Roofing Services, Inc. on Form S-1 of our report dated April 28, 1997 related to the consolidated financial statements of Five-K Industries, Inc. and Subsidiary, appearing in the Prospectus, which is part of the Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


BEARDEN & SMITH, P.C.
Atlanta, Georgia


July 28, 1998

                         INDEPENDENT AUDITOR'S CONSENT



         We consent to the use in this Registration Statement of General Roofing Services, Inc. on Form S-1 of our report on the 1996 and 1995 financial statements of Blackmore and Buckner Roofing, Inc. dated January 29, 1997, appearing in the Prospectus, which is part of this Registration Statement.

         We also consent to the reference to us under the heading "Experts" in such Prospectus.




/s/ Blue & Co., LLC
--------------------------------
Blue & Co., LLC
Indianapolis, IN

July 28, 1998